SUMMARY OF SIGNIFICANT ACCOUNT POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
These financial statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended.
PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly owned. All significant intercompany accounts and transactions are eliminated in consolidation. See Note 3, “Acquisitions and Pro Forma Results", for details of new subsidiaries included in the consolidation.
USE OF ESTIMATES
The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities, and the reported amounts of revenues and expenses. Significant estimates affecting amounts reported or disclosed in the consolidated financial statements include allowances for doubtful accounts receivable and sales returns and allowances, net realizable value of inventories, valuation of intangible assets and in-process research and development ("IPR&D"), amortization periods for acquired intangible assets, discount rates and estimated projected cash flows used to value and test impairments of long-lived assets and goodwill, estimates of projected cash flows, depreciation and amortization periods for long-lived assets, computation of taxes, valuation allowances recorded against deferred tax assets, the valuation of stock-based compensation, valuation of pension assets and liabilities, valuation of derivative instruments, valuation of the equity component of convertible debt instruments, and valuation of debt instruments and loss contingencies. These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the current circumstances. Actual results could differ from these estimates.
OUT OF PERIOD ADJUSTMENTS
In the fourth quarter of 2013, income tax benefit was increased by $1.0 million for the cumulative effect of immaterial errors related to the Company's reserve for uncertain tax positions that related to prior periods. Of the $1.0 million increase, $0.9 million was to correct an error that was recorded in the deferred tax accounts in 2011, and the remainder of the error had an insignificant impact across several years. Based upon our evaluation of relevant factors related to this matter, we concluded that the uncorrected adjustments in our previously issued consolidated financial statements for any of the periods affected are immaterial and that the impact of recording the cumulative correction in the fourth quarter of 2013 is not material to our earnings for the full year ending December 31, 2013.
In the fourth quarter of 2012, interest expense was reduced by $3.3 million for the cumulative correction of immaterial errors in capitalized interest on our construction in progress balances related to prior periods. The $3.3 million decrease in interest expense reflects (a) $1.5 million of interest expense that should have been capitalized in previous quarters in 2012, and (b) $1.4 million and $0.4 million of interest expense that should have been capitalized in the years ended December 31, 2011 and 2010, respectively. The 2012 amount above includes $2.1 million, $1.4 million, and $0.4 million related to the first three quarters of 2012 and to the years ended December 31, 2011 and 2010, respectively. Based upon our evaluation of relevant factors related to this matter, we concluded that the uncorrected adjustments in our previously issued consolidated financial statements for any of the periods affected are immaterial and that the impact of recording the cumulative correction in the fourth quarter of 2012 is not material to our earnings for the full year ending December 31, 2012.

RECLASSIFICATIONS
Certain amounts from the prior years' financial statements have been reclassified in order to conform to the current year's presentation.
CASH AND CASH EQUIVALENTS
The Company considers all short-term, highly liquid investments purchased with original maturities of three months or less to be cash equivalents.
TRADE ACCOUNTS RECEIVABLE AND ALLOWANCES FOR DOUBTFUL ACCOUNTS RECEIVABLE
Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables.
The Company evaluates the collectability of accounts receivable based on a combination of factors. In circumstances where a specific customer is unable to meet its financial obligations to the Company, a provision to the allowances for doubtful accounts is recorded against amounts due to reduce the net recognized receivable to the amount that is reasonably expected to be collected. For all other customers, a provision to the allowances for doubtful accounts is recorded based on factors including the length of time the receivables are past due, the current business environment and the Company's historical experience. Provisions to the allowances for doubtful accounts are recorded to selling, general and administrative expenses. Account balances are charged off against the allowance when it is probable that the receivable will not be recovered.
INVENTORIES
Inventories, consisting of purchased materials, direct labor and manufacturing overhead, are stated at the lower of cost, the value determined by the first-in, first-out method, or market. Inventories consisted of the following:

	December 31,
	2013	2012
	(In thousands)
Finished goods	$123,786	$102,401
Work in process	47,403	40,067
Raw materials	35,730	29,338
Total inventories, net	$206,919	$171,806

The December 31, 2013 amounts above have been revised to correct an immaterial misclassification of certain items between work in process and raw materials.
At each balance sheet date, the Company evaluates inventories for excess quantities, obsolescence or shelf life expiration. This evaluation includes analysis of historical sales levels by product, projections of future demand, the risk of technological or competitive obsolescence for products, general market conditions, a review of the shelf life expiration dates for products, as well as the feasibility of reworking or using excess or obsolete products or components in the production or assembly of other products that are not obsolete or for which there are not excess quantities in inventory. To the extent that management determines there are excess or obsolete inventory or quantities with a shelf life that is too near its expiration for the Company to reasonably expect that it can sell those products prior to their expiration, the Company adjusts the carrying value to estimated net realizable value.
The Company capitalizes inventory costs associated with certain products prior to regulatory approval, based on management's judgment of probable economic benefit. The Company could be required to expense previously capitalized costs related to pre-approval inventory upon a change in such judgment, due to, among other potential factors, a denial or delay of approval by necessary regulatory bodies or a decision by management to discontinue the related development program. No such amounts were capitalized at December 31, 2013 or 2012.

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are stated at historical cost less accumulated depreciation and any impairment charges. The Company provides for depreciation using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of the lease term or the useful life. The cost of major additions and improvements is capitalized, while maintenance and repair costs that do not improve or extend the lives of the respective assets are charged to operations as incurred. The cost of computer software developed or obtained for internal use is accounted for in accordance with the Accounting Standards Codification 350-40, Internal-Use Software.
Property, plant and equipment balances and corresponding lives were as follows:

	December 31,
	2013	2012	Useful Lives
	(In thousands)
Land	$3,022	$2,768
Buildings and building improvements	15,377	7,908	5-40 years
Leasehold improvements	42,900	46,240	1-20 years
Machinery and production equipment	86,192	85,721	3-20 years
Surgical instrument kits	30,352	26,231	4-5 years
Information systems and hardware	51,171	42,145	1-7 years
Furniture, fixtures, and office equipment	16,363	15,692	1-15 years
Construction-in-progress	112,130	90,243
Total	357,507	316,948
Less: Accumulated depreciation	(157,197)	(139,050)
Property, plant and equipment, net	$200,310	$177,898

Depreciation expense associated with property, plant and equipment was $27.6 million, $27.5 million and $25.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.
The Company leases certain computer equipment under capital lease agreements. At December 31, 2013 the gross carrying value and accumulated depreciation of such leases amounted to $1.6 million and $0.1 million, respectively, and the cost is included as a component of Furniture, fixtures, office equipment and information systems. The Company had no capital leases at December 31, 2012.
CAPITALIZED INTEREST
The interest cost on capital projects, including facilities build-out and internal use software, is capitalized and included in the cost of the project. Capitalization commences with the first expenditure for the project and continues until the project is substantially complete and ready for its intended use. When no debt is incurred specifically for a project, interest is capitalized on project expenditures using the weighted average cost of the Company's outstanding borrowings. For the years ended December 31, 2013 and 2012, respectively, the Company capitalized $3.2 million and $3.9 million of interest expense into property, plant and equipment.
GOODWILL AND OTHER INTANGIBLE ASSETS
The excess of the cost over the fair value of net assets of acquired businesses is recorded as goodwill. Goodwill is not subject to amortization, but is reviewed for impairment at the reporting unit level annually, or more frequently if impairment indicators arise. The Company's assessment of the recoverability of goodwill is based upon a comparison of the carrying value of goodwill with its estimated fair value. The Company revised its operating segments and reporting segments in connection with the change in the Company’s Chief Executive Officer (who serves as the Company’s chief operating decision maker) effective January 3, 2012. As a result, the Company reassigned the goodwill to these new reportable segments based on the relative fair value of the Company’s reporting units as of January 1, 2012.
Historically, goodwill was tested annually for impairment as of June 30 of each fiscal year. During the quarter ended June 30, 2012, the Company adopted a new accounting principle whereby the annual impairment review of goodwill is performed as of July 31 of each year. The change in the annual goodwill impairment testing date was made to better align the annual goodwill impairment test with the timing of the Company’s annual strategic planning process. In line with this change, the Company performed an assessment of the goodwill in each of its reporting units during the first quarter of 2012. This change in accounting principle did not delay, accelerate or avoid an impairment charge. Accordingly, the Company believes that the change described above was preferable under the circumstances.
On July 31, 2013, the Company performed the annual goodwill impairment test which resulted in a non-cash goodwill impairment charge of $46.7 million for its U.S. Spine reporting unit, which is a part of the U.S. Spine and Other reportable segment.
As previously disclosed, the Company has monitored its U.S. Spine business and disclosed that it was at risk for impairment. During the course of the annual strategic planning process performed during the third quarter, the Company determined that both the actual and expected income and cash flows for the U.S. Spine reporting unit were projected to be substantially lower than forecasts, and the U.S. spine market recovery may take longer than originally forecasted, including the current expectation of future significant negative pricing pressures. Factors that contributed to the impairment of the U.S. Spine reporting unit include broader market issues as well as company-specific issues. Company-specific issues have included turnover of some distributors, significant delays in new product introductions and other operational issues that negatively impacted and decreased projected revenues by a material amount. As a result, the Company lowered its expectations of recovery in the U.S. market and its related impact on the U.S. Spine reporting unit. This revised outlook resulted in a reduction of the U.S. Spine forecasts of the sales, operating income and cash flows expected in 2014 and beyond and consequently, resulted in an impairment charge.

To derive the fair value of the reporting units, as required in step one of the impairment test, the Company used the income approach, specifically the discounted cash flow ("DCF") method, which incorporates significant estimates and assumptions made by management which, by their nature, are characterized by uncertainty. Inputs used to fair value the Company's reporting units are considered inputs of the fair value hierarchy. For Level 3 measurements, significant increases or decreases in long-term growth rates or discount rates in isolation or in combination could result in a significantly lower or higher fair value measurement. The key assumptions impacting the valuation included:

•
The Company's financial projections for its reporting units, which are based on management's assessment of regional and macroeconomic variables, industry trends and market opportunities, and the Company's strategic objectives and future growth plans.

•
The projected terminal value for each reporting unit, which represents the present value of projected cash flows beyond the last period in the discounted cash flow analysis.  The terminal value reflects the Company's assumptions related to long-term growth rates and profitability, which are based on several factors, including local and macroeconomic variables, market opportunities, and future growth plans.

•
The discount rate used to measure the present value of the projected future cash flows is set using a weighted-average cost of capital method that considers market and industry data as well as the Company's specific risk factors that are likely to be considered by a market participant.  The weighted-average cost of capital is the Company's estimate of the overall after-tax rate of return required by equity and debt holders of a business enterprise.

Based on the results of step one of the impairment test, the Company determined that the carrying value of the U.S. Spine reporting unit exceeded its respective fair value, and accordingly, the Company proceeded to step two of the impairment test.

In the second step, the Company assigned the reporting unit's fair value to all of its assets and liabilities, including any unrecognized intangible assets, in a hypothetical analysis that calculates the implied fair value of goodwill in the same manner as if the reporting unit were being acquired in a business combination. If the implied fair value of the reporting unit's goodwill is less than the carrying value, the difference is recorded as an impairment charge. This allocation process was performed only for the purposes of measuring the goodwill impairment and not to adjust the carrying values of the recognized tangible assets and liabilities. Step two of the impairment test was initiated in the third quarter of 2013, but due to the time necessary to complete the analysis, was not completed at that time. The Company recorded its estimate of the goodwill impairment charge of $46.7 million in the third quarter of 2013, which represented the remaining goodwill balance in the U.S. Spine reporting unit. During the fourth quarter of 2013, the Company finalized the step two analysis relating to its impairment assessment of the goodwill and there were no changes to the impairment charge initially recorded. Approximately $16.2 million of the goodwill impairment charge was deductible for tax purposes.
Changes in the carrying amount of goodwill in 2013 and 2012 were as follows:

	U.S. Neurosurgery	U.S. Instruments	U.S. Extremities	U.S. Spine and Other	International	Total
	(In thousands)
Goodwill, gross	$94,312	$57,514	$60,353	$56,219	$25,669	$294,067
Accumulated impairment losses	—	—	—	—	—	—
Goodwill at December 31, 2012	$94,312	$57,514	$60,353	$56,219	$25,669	$294,067
Tarsus Medical, Inc. acquisition	—	—	180	—	—	180
Goodwill impairment charge	—	—	—	(46,738)	—	(46,738)
Foreign currency translation	853	519	546	106	231	2,255
Balance, December 31, 2013	$95,165	$58,033	$61,079	$9,587	$25,900	$249,764

Identifiable intangible assets are initially recorded at fair market value at the time of acquisition generally using an income or cost approach. The Company capitalizes costs incurred to renew or extend the term of recognized intangible assets and amortizes those costs over their expected useful lives.
The components of the Company's identifiable intangible assets were as follows:

	December 31, 2013				December 31, 2012
	Weighted Average Life	Cost	Accumulated Amortization	Net	Weighted Average Life	Cost	Accumulated Amortization	Net
	(Dollars in Thousands)
Completed technology	12 years	$81,238	$(45,343)	$35,895	12 years	$75,692	$(38,402)	$37,290
Customer relationships	12 years	146,627	(79,624)	67,003	12 years	147,690	(70,005)	77,685
Trademarks/brand names	31 years	33,703	(15,648)	18,055	31 years	33,807	(15,034)	18,773
Trademarks/brand names	Indefinite	48,484	—	48,484	Indefinite	48,484	—	48,484
Supplier relationships	27 years	34,721	(9,305)	25,416	27 years	34,721	(7,817)	26,904
All other (1)	5 years	4,251	(1,941)	2,310	4 years	4,519	(1,388)	3,131
		$349,024	$(151,861)	$197,163		$344,913	$(132,646)	$212,267

(1)	At December 31, 2013 and 2012, all other included IPR&D of $1.4 million and $1.7 million, respectively, which was indefinite-lived.
The Company performs its assessment of the recoverability of indefinite-lived intangible assets annually during the second quarter, or more frequently as impairment indicators arise, and it is based upon a comparison of the carrying value of such assets to their estimated fair values. The Company performed its most recent annual assessment during the second quarter of 2013, which resulted in no additional impairments.
During 2013, the Company recorded impairment charges of $0.4 million in research and development expense related to IPR&D projects that have been discontinued in its U.S Extremities segment.
During 2012, the Company recorded impairment charges of $0.1 million in cost of goods sold of its U.S. Neurosurgery segment related to technology assets whose related products were being discontinued.
During the year ended December 31, 2011, the Company recorded impairment charges to finite-lived intangible assets of $2.1 million related to technology assets whose related products were discontinued and $0.2 million related to a trade name that it no longer used because of the rebranding strategy. The Company recorded the charges as a component of cost of goods sold and amortization expense, respectively. The Company also identified one indefinite-lived trade name asset that it no longer used as a result of its rebranding strategy, which resulted in an impairment of $0.9 million. This charge was recorded as a component of amortization expense.
Amortization expense for the years ended December 31, 2013, 2012 and 2011 was $19.4 million, $25.1 million and $24.6 million, respectively. Annual amortization expense (including amounts reported in cost of product revenues, but excluding any possible future amortization associated with 1) acquired IPR&D, and 2) intangible assets that may be capitalized as a result of our Confluent Surgical acquisition in January 2014 (see Note 16)), is expected to approximate $18.4 million in 2014, $16.5 million in 2015, $14.3 million in 2016, $12.5 million in 2017 and $12.1 million in 2018. Amortization of product technology based intangible assets totaled $6.7 million, $6.6 million and $8.2 million for the years ended December 31, 2013, 2012 and 2011, respectively, and is presented by the Company within cost of goods sold.
LONG-LIVED ASSETS
Long-lived assets held and used by the Company, including property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets to be held and used, a recoverability test is performed using projected undiscounted net cash flows applicable to the long-lived assets. If an impairment exists, the amount of such impairment is calculated based on the estimated fair value of the asset. Impairments to long-lived assets to be disposed of are recorded based upon the difference between the carrying value and the fair value of the applicable assets.
INTEGRA FOUNDATION
The Company may periodically make contributions to the Integra Foundation, Inc. The Integra Foundation was incorporated in 2002 exclusively for charitable, educational, and scientific purposes and qualifies under IRC 501(c)(3) as an exempt private foundation. Under its charter, the Integra Foundation engages in activities that promote health, the diagnosis and treatment of disease, and the development of medical science through grants, contributions and other appropriate means. The Integra Foundation is a separate legal entity and is not a subsidiary of the Company; therefore, its results are not included in these consolidated financial statements. The Company contributed $0.6 million, $1.0 million and $0.3 million to the Integra Foundation during the years ended December 31, 2013, 2012 and 2011, respectively. These contributions were recorded in selling, general, and administrative expense.
DERIVATIVES
The Company develops, manufactures, and sells medical devices globally, and its earnings and cash flows are exposed to market risk from changes in interest rates and currency exchange rates. The Company addresses these risks through a risk management program that includes the use of derivative financial instruments, and operates the program pursuant to documented corporate risk management policies. All derivative financial instruments are recognized in the financial statements at fair value in accordance with the authoritative guidance. Under the guidance, for those instruments that are designated and qualify as hedging instruments, the hedging instrument must be designated as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation, based on the exposure being hedged. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, further, on the type of hedging relationship. The Company's derivative instruments do not subject its earnings or cash flows to material risk, and gains and losses on these derivatives generally offset losses and gains on the item being hedged. The Company has not entered into derivative transactions for speculative purposes and from time to time, the Company may enter into derivatives that are not designated as hedging instruments in order to protect itself from currency volatility due to intercompany balances.
All derivative instruments are recognized at their fair values as either assets or liabilities on the balance sheet. The Company determines the fair value of its derivative instruments, using the framework prescribed by the authoritative guidance, by considering the estimated amount the Company would receive to sell or transfer these instruments at the reporting date and by taking into account: expected forward interest rates, currency exchange rates, the creditworthiness of the counterparty for assets, and its creditworthiness for liabilities. In certain instances, the Company utilizes a discounted cash flow model to measure fair value. Generally, the Company uses inputs that include quoted prices for similar assets or liabilities in active markets, other observable inputs for the asset or liability and inputs derived principally from, or corroborated by, observable market data by correlation or other means. The Company has classified all of its derivative assets and liabilities within Level 2 of the fair value hierarchy because observable inputs are available for substantially the full term of its derivative instruments. The Company classifies derivatives that meet the definition of hedges in the same category as the item being hedged for cash flow presentation purposes.
FOREIGN CURRENCY
All assets and liabilities of foreign subsidiaries which have a functional currency other than the U.S. dollar are translated at the rate of exchange at year-end, while elements of the income statement are translated at the average exchange rates in effect during the year. The net effect of these translation adjustments is shown as a component of accumulated other comprehensive income (loss). These currency translation adjustments are not currently adjusted for income taxes as they relate to permanent investments in non-U.S. subsidiaries. Foreign currency transaction gains and losses are reported in other income (expense), net.
INCOME TAXES
Income taxes are accounted for by using the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is enacted.
The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not to be sustained upon examination based on the technical merits of the position. Reserves are established for positions that don't meet this recognition threshold. The reserve is measured as the largest amount of benefit determined on a cumulative probability basis that the Company believes is more likely than not to be realized upon ultimate settlement of the position. These reserves are classified as long-term liabilities in the consolidated balance sheets of the Company. The Company also records interest and penalties accrued in relation to uncertain tax benefits as a component of income tax expense.
While the Company believes it has identified all reasonably identifiable exposures and the reserve it has established for identifiable exposures is appropriate under the circumstances, it is possible that additional exposures exist and that exposures may be settled at amounts different than the amounts reserved. It is also possible that changes in facts and circumstances could cause the Company to either materially increase or reduce the carrying amount of its tax reserve.
The Company's policy has been to leave its unremitted foreign earnings invested indefinitely outside the United States, and it intends to continue this policy. As such, taxes have not been provided on any of the remaining accumulated foreign unremitted earnings. Where it has become apparent that some or all of the undistributed earnings will be remitted in the foreseeable future, tax consequences are considered.
REVENUE RECOGNITION
Total revenues, net, include product sales, product royalties and other revenues, such as fees received under research, licensing, distribution arrangements, research grants, and technology-related royalties.
Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred; title and risk of loss have passed to the customer, there is a fixed or determinable sales price, and collectability of that sales price is reasonably assured. For product sales, the Company's stated terms are primarily FOB shipping point and with most customers, title and risk of loss pass to the customer at that time. With certain United States customers, the Company retains risk of loss until the customers receive the product, and in those situations, the Company recognizes revenue upon receipt by the customer. A portion of the Company's product revenue is generated from consigned inventory maintained at hospitals and distributors, and also from inventory physically held by field sales representatives.  For these types of products sales, the Company retains title until receiving appropriate notification that the product has been used or implanted, at which time revenue is recognized.
Each revenue transaction is evidenced by either a contract with the customer or a valid purchase order and an invoice which includes all relevant terms of sale. There are generally no significant customer acceptance or other conditions that prevent the Company from recognizing revenue in accordance with its delivery terms. In certain cases, where the Company has performance obligations that are significant to the functionality of the product, the Company recognizes revenue upon fulfillment of its obligation.
Sales invoices issued to customers contain the Company's price for each product or service. The Company performs a review of each specific customer's credit worthiness and ability to pay prior to accepting them as a customer. Further, the Company performs periodic reviews of its customers' status prospectively.
The Company records a provision for estimated returns and allowances on revenues in the same period as the related revenues are recorded. These estimates are based on historical sales returns and discounts and other known factors. The provisions are recorded as a reduction to revenues.
The Company's return policy, as set forth in its product catalogs and sales invoices, requires the Company to review and authorize the return of product in advance. Upon authorization, a credit will be issued for goods returned within a set amount of days from shipment, which is generally ninety days.
Product royalties are estimated and recognized in the same period that the royalty-based products are sold by the Company's strategic partners. The Company estimates and recognizes royalty revenue based upon communication with licensees, historical information and expected sales trends. Differences between actual revenues and estimated royalty revenues are adjusted in the period in which they become known, which is typically the following quarter. Historically, such adjustments have not been significant.
Other operating revenues may include fees received under research, licensing, and distribution arrangements, technology-related royalties and research grants. Non-refundable fees received under research, licensing and distribution arrangements or for the licensing of technology are recognized as revenue when received if the Company has no continuing obligations to the other party. For those arrangements where the Company has continuing performance obligations, revenue is recognized using the lesser of the amount of non-refundable cash received or the result achieved using the proportional performance method of accounting based upon the estimated cost to complete these obligations. Research grant revenue is recognized when the related expenses are incurred.
SHIPPING AND HANDLING FEES AND COSTS
Amounts billed to customers for shipping and handling are included in revenues. The related shipping and freight charges incurred by the Company are included in cost of goods sold. Distribution and handling costs of $14.1 million, $13.6 million and $11.5 million were recorded in selling, general and administrative expense during the years ended December 31, 2013, 2012 and 2011, respectively.
PRODUCT WARRANTIES
Certain of the Company's medical devices, including monitoring systems and neurosurgical systems, are reusable and are designed to operate over long periods of time. These products are sold with warranties which may extend for up to two years from date of purchase. The Company accrues estimated product warranty costs at the time of sale based on historical experience. Any additional amounts are recorded when such costs are probable and can be reasonably estimated. Accrued warranty expense of $0.3 million and $0.4 million is recorded in the consolidated balance sheet at December 31, 2013 and 2012, respectively.
 RESEARCH AND DEVELOPMENT
Research and development costs, including salaries, depreciation, consultant and other external fees, and facility costs directly attributable to research and development activities, are expensed in the period in which they are incurred.
IPR&D recorded in connection with acquisitions represent the value assigned to acquired assets to be used in research and development activities and for which there is no alternative use. Value is generally assigned to these assets based on the net present value of the projected cash flows expected to be generated by those assets.
During 2013 the Company capitalized $0.3 million of IPR&D as a result of current-year acquisitions, and there was none capitalized in 2012.
EMPLOYEE TERMINATION BENEFITS AND OTHER EXIT-RELATED COSTS
The Company does not have a written severance plan, and it does not offer similar termination benefits to affected employees in all restructuring initiatives. Accordingly, in situations where minimum statutory termination benefits must be paid to the affected employees, the Company records employee severance costs associated with these restructuring activities in accordance with the authoritative guidance for non-retirement post-employment benefits. Charges associated with these activities are recorded when the payment of benefits is probable and can be reasonably estimated. In all other situations where the Company pays out termination benefits, including supplemental benefits paid in excess of statutory minimum amounts and benefits offered to affected employees based on management's discretion, the Company records these termination costs in accordance with the authoritative guidance for exit or disposal costs.
The timing of the recognition of charges for employee severance costs other than minimum statutory benefits depends on whether the affected employees are required to render service beyond their legal notification period in order to receive the benefits. If affected employees are required to render service beyond their legal notification period, charges are recognized ratably over the future service period. Otherwise, charges are recognized when management has approved a specific plan and employee communication requirements have been met.
For leased facilities and equipment that have been abandoned, the Company records estimated lease losses based on the fair value of the lease liability, as measured by the present value of future lease payments subsequent to abandonment, less the present value of any estimated sublease income on the cease-use date. For owned facilities and equipment that will be disposed of, the Company records impairment losses based on fair value less costs to sell. The Company also reviews the remaining useful life of long-lived assets following a decision to exit a facility and may accelerate depreciation or amortization of these assets, as appropriate.
STOCK-BASED COMPENSATION
The Company applies the authoritative guidance for stock-based compensation. This guidance requires companies to recognize the expense related to the fair value of their stock-based compensation awards. Stock-based compensation expense for stock option awards granted after January 1, 2006 was based on the fair value on the grant date using the binomial distribution model. The Company recognized compensation expense for stock option awards, restricted stock awards, performance stock awards and contract stock awards on a ratable basis over the requisite service period of the award. The long form method was used in the determination of the windfall tax benefit in accordance with the guidance.
PENSION BENEFITS
Defined benefit pension plans cover certain employees and retirees in the U.K. and former employees in Germany. Various factors are considered in determining the pension liability, including the number of employees expected to be paid their salary levels and years of service, the expected return on plan assets, the discount rate used to determine the benefit obligations, the timing of benefit payments and other actuarial assumptions. If the actual results and events for the pension plans differ from current assumptions, the benefit obligation may be over or under valued.
Retirement benefit plan assumptions are reassessed on an annual basis or more frequently if changes in circumstances indicate a re-evaluation of assumptions are required. The key benefit plan assumptions are the discount rate and expected rate of return on plan assets. The discount rate is based on average rates on bonds that matched the expected cash outflows of the benefit plans. The expected rate of return is based on historical and expected returns on the various categories of plan assets.
Pension contributions are expected to be consistent over the next few years since the Germany and U.K. plans are frozen. Contributions to the plans during the years ended December 31, 2013, 2012 and 2011 were $0.8 million, $0.8 million and $1.1 million, respectively.
CONCENTRATION OF CREDIT RISK
Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents, which are held at major financial institutions, investment-grade marketable debt securities and trade receivables.
The Company's products are sold on an uncollateralized basis and on credit terms based upon a credit risk assessment of each customer. A portion of the Company's trade receivables to customers outside the United States includes sales to foreign distributors, who then sell to government owned or supported healthcare systems. The ongoing economic conditions in certain European countries, especially Greece, Ireland, Italy, Portugal and Spain remain uncertain. Accounts receivable from customers in these countries was approximately $6.1 million at December 31, 2013, of which $0.7 million was reserved. At December 31, 2012, the accounts receivable from customers in these countries was $4.3 million, of which $0.4 million was reserved.
None of the Company's customers accounted for 10% or more of the consolidated net sales during the years ended December 31, 2013, 2012 and 2011.

RECENTLY ISSUED AND ADOPTED ACCOUNTING STANDARDS
On February 5, 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The objective of this standard is to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendment requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under U.S. generally accepted accounting principles (GAAP) to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is reclassified to a balance sheet account (for example, inventory) instead of directly to income or expense in the same reporting period. This ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2012 for public entities and its adoption did not have a material impact on the Company's financial statements.
On July 17, 2013, the FASB issued ASU No. 2013-10, Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes. The revised standard allows entities to now use the Fed Funds Effective Swap Rate (which is the Overnight Index Swap Rate, or OIS rate, in the U.S.) as a benchmark interest rate for hedge accounting purposes under U.S. GAAP. Previously, only U.S. Treasury and London Interbank Offered Rate (LIBOR) rates could be used as benchmark interest rates in hedge accounting. In issuing the new guidance, which became effective July 17, 2013, the FASB responded to an increase in demand for hedging exposures to the OIS rate, driven partly by regulations that require collateralization and central clearing of over-the-counter derivatives. The guidance allows entities to develop new hedging strategies but does not resolve ineffectiveness issues that arise in existing LIBOR hedges when the OIS rate is used to discount future cash flows. The standard adoption did not have a material impact on the Company's financial statements.
On July 18, 2013, the FASB issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This updated guidance requires an unrecognized tax benefit to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, similar tax loss, or a tax credit carryforward. To the extent the tax benefit is not available at the reporting date under the governing tax law or if the entity does not intend to use the deferred tax asset for such purpose, the unrecognized tax benefit should be presented as a liability and not combined with deferred tax assets. This ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2013 for public entities. Early adoption is permitted. The amendments are to be applied to all unrecognized tax benefits that exist as of the effective date and may be applied retrospectively to each prior reporting period presented. The standard adoption will not have a material impact on the Company's financial statements.
SUPPLEMENTAL CASH FLOW INFORMATION
In addition to the payment of accreted interest associated with the settlement of the 2012 Convertible Notes, cash paid for interest during the years ended December 31, 2013, 2012 and 2011 was $9.5 million (net of $3.2 million that was capitalized into construction in progress), $12.0 million (net of $2.1 million that was capitalized into construction in progress) and $13.2 million, respectively.
Cash paid for income taxes for the years ended December 31, 2013, 2012 and 2011 was $7.6 million, $12.7 million and $14.5 million, respectively.
Property and equipment purchases included in liabilities at December 31, 2013, 2012 and 2011 were $8.6 million, $9.5 million and $6.4 million, respectively.
During the year ended December 31, 2013 the Company entered into a capital lease for equipment in the amount of $1.6 million.

2A. CHANGE IN ACCOUNTING PRINCIPLE AND REALIGNMENT OF SEGMENT REVENUES

Change in Accounting Principle

In the first quarter of 2014, the Company changed its method of accounting for the medical device excise tax (“MDET”). Prior to the change the Company recorded the MDET in inventory at the time of the first sale and then recognized the tax in cost of goods sold when the medical device was sold to the ultimate customer. Under the new method, the MDET will be recorded in selling, general and administrative expenses in the period the first sale occurs, which could be an intercompany sale.

The Company believes that this change in accounting principle is preferable as the new method provides a better comparison with the Company's industry peers, the majority of which expense the MDET at the time of the first sale.

The medical device excise tax applies to sales beginning January 1, 2013; therefore, only 2013 financial results were affected by this change. Accordingly, the 2013 results included herein have been revised to reflect the retrospective application of the change in accounting principle had the new method been in effect that year, as follows:

Consolidated Statements of Operations:

	Year ended December 31, 2013
	Originally		As
	Reported	Adjustments	Adjusted
	(In thousands, except per share amounts)
Cost of goods sold	$334,085	$(7,040)	$327,045
Selling, general and administrative	394,250	13,552	407,802
Income tax expense (benefit)	(7,813)	(2,422)	(10,235)
Net income (loss)	(16,977)	(4,090)	(21,067)
Basic net income (loss) per common share	$(0.60)		$(0.74)
Diluted net income (loss) per common share	(0.60)		(0.74)

Consolidated Statements of Comprehensive Income:

	Year ended December 31, 2013
	Originally		As
	Reported	Adjustments	Adjusted
	(In thousands, except per share amounts)
Net income (loss)	$(16,977)	$(4,090)	$(21,067)
Comprehensive income (loss)	(11,253)	(4,090)	(15,343)

Consolidated Balance Sheets:

	December 31, 2013
	Originally		As
	Reported	Adjustments	Adjusted
	(In thousands)
Inventories	$213,431	$(6,512)	$206,919
Deferred tax assets - current	46,300	2,316	48,616
Prepaid expenses and other current assets	26,752	106	26,858
Retained earnings	285,046	(4,090)	280,956

Consolidated Statements of Cash Flows:

	Year ended December 31, 2013
	Originally		As
	Reported	Adjustments	Adjusted
	(In thousands)
Net income (loss)	$(16,977)	$(4,090)	$(21,067)
Deferred income tax provision (benefit)	(10,829)	(2,316)	(13,145)
Inventories	(42,017)	6,512	(35,505)
Prepaid and other current assets	4,929	(106)	4,823

Realignment of Segment Revenues

In the first quarter of 2014 the Company realigned certain products between operating segments.  The Company did not change its management structure and has determined that the Company still has the same five reportable segments.  The impact of this immaterial change on all periods presented is that (i) the revenues and segment profit of the U.S. Extremities segment is lower, and U.S. Instruments and U.S. Spine and Other segments are higher, and (ii) the global revenues of the Orthopedics product category is lower and the Instruments product category is higher.  These changes have been reflected in all periods presented. There has been no change in the Company's net revenues reported.